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                                [REGISTERED LOGO]
                                     BARON
                                    CAPITAL
                                     FUNDS



        INVESTMENT STRATEGY.................................................2

        PORTFOLIO HOLDINGS..................................................3

        TABLES
        FINANCIAL STATEMENTS................................................6




        767 Fifth Avenue
        NY, NY 10153
        212-583-2100
        1-800-99-BARON

BARON CAPITAL ASSET FUND


ANNUAL REPORT                                                DECEMBER 31, 1998

Dear Baron Capital
Asset Fund
Shareholder:
--------------------------------------------------------------------------------

The December 31, 1998 quarter represented the Fund's first quarter of operation. The Fund began operations with the Insurance Shares on October 1, 1998.

The performance of the Insurance Shares for the quarter was exceptionally strong, reflecting the strong performance of US equity markets as they rebounded from the third quarter declines. Baron Capital Asset Fund gained 32.5% during the quarter and significantly outperformed the strong performance of the S&P500, +21.3%, and the Russell 2000, +16.1%. The inception date of the Retirement Shares was November 25, 1998 and the performance of that share class was +10.0% for the slightly longer than one month period.

Small and Medium Sized Companies

Although the Fund has only a limited history, its investment objective and philosophy is similar to Baron Asset Fund's, a publicly offered "retail " fund that has been managed by the same adviser since its inception in June of 1987. Baron Capital Asset Fund invests in small and medium sized companies. The investment performance of smaller companies as compared to larger more established and better-recognized companies has been dismal. The Russell 2000 underperformed the S&P 500 by over 30 percentage points in calendar 1998, an unprecedented performance gap for a single year. In fact, small cap stocks have underperformed larger companies for most of the last 15 years. This relative underperformance of smaller companies has resulted in relative valuations of smaller companies that are compelling. Even more importantly, bottom up, we are identifying many investment opportunities in what we believe are great businesses that are selling at very attractive prices on an absolute basis as well as on a relative basis to larger cap stocks.

                                    [GRAPH]

-------------------------------
PERFORMANCE
FOR THE PERIOD 10/1/98-12/31/98


BARON CAPITAL ASSET FUND             32.5%
S&P 500*                             21.3%
RUSSELL 2000*                        16.1%


------------------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL SIZED COMPANIES.


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INVESTMENT STRATEGY

Invest in great businesses...for the long term.

Our philosophy? . . . . how do we manage your and our money? We don't think it's just about numbers, about more stocks . . . or fewer stocks . . . it's not just about growth, momentum, or value . . . it's not just about small cap, big cap, or all cap . . . . and, it's not just about asset allocation, about continually rebalancing our investment portfolio, although we do have opinions about all these choices. We focus our investments in a relatively few, entrepeneurially managed, small and medium sized, very profitable, fast growing businesses, with strong barriers to competitors . . . businesses that have an opportunity to get BIGGER. And, we expect that when these companies do get bigger, we'll still be shareholders. That's how we think we'll achieve the best returns for our fellow shareholders with what we regard as acceptable risk. Start to invest when businesses are small. Learn as much as you can about that business, its prospects and its management over time through our own research. Then, take advantage of market volatility, inefficiencies, to purchase more stock in successful businesses at opportune times when share prices don't reflect current business values and growth prospects. And, finally, invest for the long term in businesses. Don't just trade stocks.

A business must pass the test of time. It must be a survivor.

Will a business pass the test of time? Can we visualize this business as a successful enterprise, a much larger, successful enterprise in five years? Ten years? That's the test. We don't want to invest in a business that manufactures textiles in high cost New England, textiles that could be produced for a lot less elsewhere. Business is hard enough. We don't want to invest in one that's competitively disadvantaged from the start. But, we also don't want to invest in a business that exists only because it sells goods or services at a cheaper price...we think that's also a losing strategy. Just think about all the discount retailers that have failed during the past couple of decades. It's about a lot more than just price. Someone can always offer products at a cheaper price. You don't want a business that to prosper must always sell at the lowest price. Individuals are willing to pay a fair price for a quality service.

We don't want our businesses to be disadvantaged by change.

We want to invest in businesses that will not be disadvantaged by change and whose business can benefit from long lasting mega-trends created by change, such as the internet. The internet will allow many businesses to reduce costs and improve results achieved through direct marketing of merchandise. The trick here will be to identify businesses that can use technology to create sustainable competitive advantage. We have always preferred to invest in businesses that use technology, not create it. But, you might reasonably ask, as futurists, why don't we invest directly in technology? Because, we believe, even if you have the best software, computer chip, super-fast modem or portal to the internet today, your product or service will not necessarily be the best in five or ten years.

Not too much debt is key.

We invest principally in businesses that are well financed . . . but we also invest a smaller portion of our assets in businesses that, we believe, soon will be. We want time to be on our side, not ticking against us, as it often is when you invest in highly leveraged businesses.

We're looking for "sunrise" industries.

Baron Funds invests in "sunrise" industries. That's what we're looking for. Job creating, sunrise industries. Communications. Healthcare. Financial services. Media and entertainment. Leisure. Education and training. Marketing. Industries in which your children and grandchildren will find their careers. Growth businesses offer opportunities to employees, communities and shareholders. We are not interested in the "sunset" industries in which your parents and grandparents worked. Not steel. Not automobiles. Not railroads. Not utilities. Not industries that must fire workers and consolidate to improve or maintain profitability.

Our executive friends help us a lot.

Another benefit of long term investing? In addition to how profitable it can be? If you seek their help, executives usually try hard to help you better understand their businesses so you can be a better informed shareholder. They try to help you understand the intricacies and subtleties of other businesses and their strategies and prospects and people, as well. It sure makes it easier. This benefit I don't think you can underestimate. After I met Jay Pritzker more than twenty years ago, and helped him purchase the Hyatt Hotel company, he continued to give me advice on other investments, about doing the "right thing" and about investing with strong and ethical individuals. ("What goes around, comes around.") Jay recently passed away and we will surely miss one of the great investors of our time. It was Jay I turned to for a recommendation on Adam Aron . . . Adam had worked for Jay . . . before we invested in Vail. Jay couldn't have spoken more highly about Vail's chairman. And, he was right. By the way, Jay always relied upon the assessments of his friends, fellow executives, before he considered an investment...and achieved enviable and outstanding results during his career.

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PORTFOLIO HOLDINGS

We own businesses with significant and sustainable competitive advantages, important barriers to competition.

So, what's so special about the companies in which we are shareholders, in which we are part owners? Competitive barriers to competition, sustainable competitive advantage, that's a big part of it. Of course, like most successful investments, ours are well managed, highly profitable businesses with favorable and strong, open-ended, long term growth prospects. Our growth businesses also have important barriers to competition . . . we think this focus on sustainable competitive advantage distinguishes our portfolio companies from those of most other funds. Brand names, government licenses, patents, trademarks, reputation, unique competitive positions . . . as long term investors, not short term traders, we want to be sure the businesses in which we invest will continue to prosper over the several year time horizon in which we intend to be shareholders. Barriers to competitors will help them do so.

Polo Ralph Lauren will receive this year about $210 million in license fees, a revenue source growing 15-20% per year, for granting others rights to manufacture and market home furnishings, women's wear, accessories, sneakers and jeans using the Polo trade dress and marks. For the right to use the Polo name! Polo provides design and marketing assistance and concept development to its licensees. But, it doesn't own the factories and inventories and assume the capital risk necessary for these businesses to grow. Thirty years, hundreds of millions spent for promotion and painstaking attention to detail have established the Polo brand. Due to consumer perception of quality and style for Polo's branded products, and resultant strong demand for those products, licensees pay Polo...a lot...to use its name. With significant Polo oversight, of course (4.5% position in Baron Capital Asset Fund).

Sotheby's is really a retailer of fine arts and antiques, jewelry and other collectibles...but, unlike other retailers, it doesn't own the items it sells. Items sold by Sotheby's are consigned to it for sale. Sotheby's bears the expense of marketing items to be sold through its auctions, but if those items are unsold, the works are returned to their owners, not marked down and placed on sale by Sotheby's. Why do the owners of expensive art and antiques around the world trust Sotheby's with their property? Because Sotheby's over the past 254 years has established a reputation for probity and expertise, for integrity, and, of course, for the ability to sell these items. When Sotheby's says an armoire is worth $10,000 or a picture $10 million, its customers . . . consignors and purchasers alike . . . believe (4.6% position in Baron Capital Asset Fund).

Charles Schwab will spend nearly $375 million next year on technology to make its internet based investment services easier to use and services provided its customers more robust. Schwab will also spend $200 million next year marketing its services and enhancing its brand. The huge scale of these expenditures is unmatched by other "competitive" financial services businesses. It is a continuation of the trend of substantial capital expenditures begun by Charles Schwab twenty years ago when his then young company, with only $2 million in the bank, bought $2 million computers (6.1% position in Baron Capital Asset
Fund).

Vail Resorts . . . it should be obvious that they're not building any more resort mountain communities with thirty six year reputations and cache and infrastructure . . . and they're not building any more mountains. Choice Hotels has a brand so well established that owners of independent hotels pay 5% of their revenues for the right to use the Choice brand and the Choice reservations system . . . which fills about 30% of their beds with heads every night. Of course, Choice is not required to make any capital investment in its licensees to receive this revenue stream. I just love licensing businesses . . . if there are good controls on the quality of customer service provided by your franchisees and if you are confident you're not being short changed. NTL has a license granted by the British government to encourage that company to compete with British Telephone, a notoriously poor, and expensive, service provider. NTL's license prevents others, except BT, from offering a competitive service in its markets. Demand for NTL's local telephone, long distance, cable television and internet services has been exceptional. Robert Half operates the biggest permanent placement business for accounting professionals. This service provides it with candidates for its rapidly growing temporary accountants business. Robert Half's customers, small and medium sized businesses, not Fortune 1000 companies, are more difficult to service than larger businesses and therefore provide additional barriers to competition. It is difficult to compete with Robert Half's reputation, its brand, which has established Robert Half for over fifty years as a quality provider of specialty professional workers.


Our diversified portfolio of great businesses with strong barriers to prevent competition also have business opportunities that are unusually large . . . in some instances, positively vast . . .

 . . . with $500 billion customer assets growing 35-40% per year, Charles Schwab can poach the $4 trillion customer assets in banks, the $5 trillion invested in U.S. mutual funds; the $4 trillion invested in full service brokerage firms...and offer internet bank services to its customers to increase the return to Schwab of these assets...the internet permits clients to bring assets to Schwab easily and provides Schwab means to provide its customers increasingly robust services . . .

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 . . . $2 billion annual auction revenues Sotheby's, an 11-12% annual revenues growth business for thirty years, has the opportunity to address a vast, tens of billions of annual estate sales opportunity using the internet . . . estate sales currently take place through private dealers, classified ads, in small retail stores and in farmers markets . . .

 . . . a recent article in the Wall Street Journal poignantly outlined huge demand in the United States for long term care and assisted living facilities capable of caring for Alzheimer's patients. There are currently 4 million Americans with Alzheimer's disease. The incurable disease results in progressive deterioration of the patient's mental facilities, and families are usually soon unable to care for their loved one. A dramatic increase in Alzheimer's in our country is expected. About 50% of our population over age 85 have the disease. The number of people who are over age 85 is growing three times as rapidly as those under age 85. But, there are just 1.7 million nursing home beds, 100,000 fewer than were available ten years ago. And, nursing homes are increasingly being used to provide care for sicker patients, not older, enfeebled, long term care, Alzheimer's patients. Managed care, rather than extending hospital stays for its patients, encourages nursing homes to be used instead. This is because nursing homes are a lot cheaper and the care provided is hospital equivalent. HCR Manor Care is the leading, and most profitable, nursing home chain; the first nursing chain to offer dedicated Alzheimer's wings; and the leading provider of assisted living Alzheimer's care.

 . . . Vail Resorts could boost its annual resort cash flow from $106 million last year and an estimated $126 million this fiscal year to $200 million in 2002. This principally by increasing revenue per daily ski pass only $10. By that time, Vail also expects to attract more guests, especially in off-peak "shoulder" periods. Category III, a 19% Vail terrain expansion in 2000, will help. Vail also will continue to own and operate more lodging, restaurants and retail facilities. Summer activities will become more important to this unique resort. Spectacular golf courses and other amenities are now on the drawing board. In fact, my friends who live in Colorado already tell me they live there for the summers, not the winters! With continued investment in its four mountain resort towns and the 65% increase in prime baby boomer vacation candidates expected in the next ten years, not to mention the big increases anticipated in echo-boomers, Vail should be able to double its resort cash flow again by 2007 or 2008. If it is able to purchase another important mountain resort or accelerate its investments, our second doubling target date could be a little conservative.

 . . . women's apparel sales in the United States are about twice men's. Polo Ralph Lauren's sales are the opposite. Polo's recent efforts with women's licensing agreements could double the size of its entire business.
International markets, where we believe Polo is synonymous with Americana, could double the size of the company again. The niche $350 million Polo Jeans business, just two years old, offers the $1.5 billion company huge opportunity, especially when measured against $7 billion annual sales jeans business. And, the Polo brand is extendable. It's already worked on home furnishings, another huge opportunity, and even housepaints. It can go further. And, finally, profits. Polo's pre tax profits currently only approximate its license income as it has spent heavily over the past thirty years to establish its brand. Polo has a huge opportunity to increase the profitability of all its other businesses.

 . . . the United States will probably need more than 100,000 communications towers within a few years. There are now about 60,000. Increasing wireless phone usage due to sharply declining monthly charges for cellular and pcs phones are an important factor. Also driving increased demand for towers is the apparently insatiable potential demand for wireless data applications, including pagers and the internet. High definition television broadcasters will also require more towers. And, the two licensed satellite radio broadcasters will require lots of repeaters on towers to enable their signals to be received in urban areas. American Tower is the largest independent communications tower owner. It owns just 3000 towers and intends to build 1500 to 2000 towers per year as well as acquire a lot more. Existing telecommunications company towers often have just one tenant, themselves, on towers that could accommodate several. Towers that represent cost centers to them are revenue opportunities to an independent owner. American Tower's chairman, Steve Dodge, formerly the chairman of American Radio, apparently wants to own them all. Starting from a small base should offer this well financed business very strong growth opportunities.

Sotheby's auction revenues in 1998 will approximate the $2 billion sales achieved in 1989, yet its stock price is only about 65% the level it reached then, its second year as a public company. Although Sotheby's is now battling its only real competitor, Christie's, for dominant auction market share, Sotheby's balance sheet is significantly stronger than it was nine years ago. Sotheby's now has a large real estate brokerage business that was then small; it has a substantial art financing business that was then small; it has a retail jewelry sales business offering great potential that was then nearly non-existent; it will soon open an auction business in Paris, France, a market closed to outsiders for 480 years; and Sotheby's "arcade" business, lower priced jewelry, art and antiquity sales, is growing nicely and also did not then exist. The company's greatly expanded facility in New York City will open in 2000 and should both significantly increase sales and materially reduce handling costs.

What's really exciting is the prospect for Sotheby's both to auction lower priced goods on the internet and to allow individuals unable to physically attend an auction to be "present" in the auction room during a sale, also through the internet. Estate sales of lower priced goods each year approximate tens of billions, sales that neither Sotheby's nor its $2 billion annual auction sales revenue, fierce competitor Christie's now share. Of course, Sotheby's

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reputation for expertise and integrity established over 254 years should give it competitive advantage over all but Christie's in sourcing and having the credibility to authenticate and value goods to be auctioned on the internet. Although we have followed Sotheby's since its initial public offering in 1988, we have been purchasing its shares only for the past year.

An investment advantage through original research

Baron Capital Asset Fund invests in a relatively small number of securities. As of December 31, the Fund owned 34 companies. We believe that we can gain the greatest investment advantage by concentrating our investments in the businesses in which our original, independent research has identified the greatest opportunities for long term capital appreciation. The Fund has invested 37% of its portfolio in its largest ten positions.



Largest 10 security positions at December 31, 1998:

Charles Schwab Corp. ............................   6.12%
Robert Half International .......................   5.17
HCR Manor Care, Inc. ............................   5.12
Sotheby's Holdings, Inc. ........................   4.65
Polo Ralph Lauren ...............................   4.46
Sun International ...............................   2.64
Choice Hotels ...................................   2.39
Learning Tree ...................................   2.11
Century Communications ..........................   1.84
Industrie Natuzzi SPA ...........................   1.81

Subtotal ........................................  36.31

24 other positions and cash .....................  63.69

Total assets .................................... 100.00%

Thank you for investing in Baron Capital Asset Fund.

Baron Capital Asset Fund has performed well from its inception just three months ago, but our extraordinary performance during that period follows a period when stock prices in general were very low and began a sharp rebound. As a result, you should not expect that performance to be often repeated. Our goal is to earn 15-20% per year in the long term, to double your money every four to ten years and then double it again. Of course, we cannot guarantee we will achieve our goal. We will continue to work hard to invest your savings with our philosophy and approach to investing that has served us well over the last 29 years. Thank you for the confidence you have placed in us by being shareholders of the Fund.




Sincerely,


/s/ Ronald Baron
------------------------------------
Ronald Baron
President
February 8, 1999

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Table I
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Portfolio Market Capitalization
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The Fund invests primarily in small and medium sized companies. Table I ranks the Fund's investments by market capitalization and displays the percentage of the Fund's portfolios invested in each market capitalization category. At times the Fund will invest in companies with market capitalizations greater than $3.5 billion.
--------------------------------------------------------------------------------
Baron Capital Asset Fund
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                                                  Equity
                                                Market Cap        % of
Company                                       (in millions)    Net Assets
---------------------------------------------------------------------------
                             Large Capitalization
---------------------------------------------------------------------------
Charles Schwab Corp. ......................      $15,018         6.1%
Outdoor Systems, Inc. .....................        5,529         0.1
Robert Half Intl., Inc. ...................        4,071         5.2
                                                                ----
                                                                11.4%
                            Medium Capitalization
---------------------------------------------------------------------------
HCR Manor Care, Inc. ......................      $ 3,256         5.1%
American Tower Corp. Class A ..............        3,165         0.6
Univision Communications, Inc. Class A             3,108         0.1
Mirage Resorts, Inc. ......................        2,689         1.7
Dollar Tree Stores, Inc. ..................        2,584         0.1
Century Communications Corp. ..............        2,384         1.8
NTL, Inc. .................................        2,336         1.0
Williams-Sonoma, Inc. .....................        2,242         0.1
Spieker Properties, Inc. ..................        2,178         1.5
DeVry, Inc. ...............................        2,123         0.1
Polo Ralph Lauren Corp. Class A ...........        1,912         4.5
Sotheby's Holdings, Inc. Class A ..........        1,821         4.6
Flextronics Intl. Ltd. ....................        1,771         0.3
Federated Investors, Inc. .................        1,565         0.2
Sun Intl. Hotels, Ltd. ....................        1,518         2.6
Industrie Natuzzi SPA ADR .................        1,415         1.8
                                                                ----
                                                                26.1%
                            Small Capitalization
---------------------------------------------------------------------------
Quorum Health Group, Inc. .................      $   975         0.7%
ChoicePoint, Inc. .........................          945         1.5
OM Group, Inc. ............................          865         1.3
Choice Hotels Intl., Inc. .................          792         2.4
Vail Resorts, Inc. Class A ................          755         0.3
Seacor Smit, Inc. .........................          627         0.1
Budget Group, Inc. Class A ................          571         1.1
CCA Prison Realty Trust ...................          519         0.1
Libbey, Inc. ..............................          500         1.0
Cross Timbers Oil Co. .....................          343         0.4
Saga Communications, Inc. Class A .........          261         1.2
DVI, Inc. .................................          255         0.2
Counsel Corp. .............................          220         0.9
CoreComm, Ltd. ............................          208         0.3
Learning Tree Intl., Inc. .................          199         2.1
                                                                ----
                                                                13.6%

Table II
--------------------------------------------------------------------------------
Historical Information
--------------------------------------------------------------------------------

Table II displays on a quarterly basis each class' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in each class at the time of its inception.



--------------------------------------------------------------------------------
Baron Capital Asset Fund
--------------------------------------------------------------------------------

Insurance Class
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                               Net Asset                     Value of Shares
                                 Value                      Owned, if Initial
  Date     Class Net Assets    per Share    Dividends    Investment was $10,000*
--------------------------------------------------------------------------------
10/01/98       $100,000      $ 10.00                             $10,000
--------------------------------------------------------------------------------
12/31/98        806,286        13.25       0.000                  13,250
--------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

Retirement Class
--------------------------------------------------------------------------------

                               Net Asset                     Value of Shares
                                 Value                      Owned, if Initial
  Date     Class Net Assets    per Share     Dividends   Investment was $10,000*
--------------------------------------------------------------------------------
11/25/98      $2,400,000     $ 12.06                             $10,000
--------------------------------------------------------------------------------
12/31/98       2,638,488       13.26        0.000                 10,995
--------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.


BARON CAPITAL ASSET FUND'S
AVERAGE ANNUAL RETURN


                        Period ended December 31, 1998
Insurance Class
--------------------------------------------------------------------------------
Since inception October 1, 1998                                          32.5%
--------------------------------------------------------------------------------
Retirement Class
--------------------------------------------------------------------------------
Since inception November 25, 1998                                        10.0%
--------------------------------------------------------------------------------
The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about
Baron Capital Asset Fund including charges and expenses, contact your plan administrator or participating insurance company for a copy of the Fund's prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Capital Asset Fund unless accompanied or preceded by the Fund's current prospectus.

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              B A R O N    C A P I T A L    A S S E T    F U N D
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STATEMENT OF NET ASSETS
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December 31, 1998

Shares                                                       Value
----------------------------------------------------------------------
Common Stocks (51.12%)
----------------------------------------------------------------------
           Amusement and Recreation Services (4.69%)
  4,000    Mirage Resorts, Inc.* .......................   $ 59,750
  2,000    Sun Intl. Hotels, Ltd.* .....................     90,875
    500    Vail Resorts, Inc. Class A* .................     11,000
                                                           --------
                                                            161,625
           Business Services (6.67%)
    800    ChoicePoint, Inc.* ..........................     51,600
  4,000    Robert Half Intl., Inc.* ....................    178,000
                                                           --------
                                                            229,600
           Chemical (1.27%)
  1,200    OM Group, Inc. ..............................     43,800
           Communications (1.86%)
    700    American Tower Corp. Class A* ...............     20,694
    600    CoreComm, Ltd.* .............................      9,450
    600    NTL, Inc.* ..................................     33,863
                                                           --------
                                                             64,007
           Education (2.19%)
    100    DeVry, Inc.* ................................      3,062
  8,000    Learning Tree Intl., Inc.* ..................     72,500
                                                           --------
                                                             75,562
           Energy (0.51%)
  2,000    Cross Timbers Oil Co. .......................     15,000
     50    Seacor Smit, Inc.* ..........................      2,472
                                                           --------
                                                             17,472
           Financial (6.43%)
  3,750    Charles Schwab Corp. ........................    210,703
    300    DVI, Inc.* ..................................      5,438
    300    Federated Investors, Inc. ...................      5,437
                                                           --------
                                                            221,578
           Health Services (6.78%)
  4,000    Counsel Corp.* ..............................     31,500
  6,000    HCR Manor Care, Inc.* .......................    176,250
  2,000    Quorum Health Group, Inc.* ..................     25,875
                                                           --------
                                                            233,625
           Hotels and Lodging (2.38%)
  6,000    Choice Hotels Intl., Inc.* ..................     82,125
           Manufacturing (0.25%)
    100    Flextronics Intl. Ltd.* .....................      8,562
           Media and Entertainment (3.25%)
  2,000    Century Communications Corp.* ...............     63,437
    100    Outdoor Systems, Inc.* ......................      3,000
  2,050    Saga Communications, Inc. Class A* ..........     42,025
    100    Univision Communications, Inc. Class A*.           3,600
                                                           --------
                                                            112,062
           Real Estate and REITs (1.57%)
    100    CCA Prison Realty Trust .....................      2,050
  1,500    Spieker Properties, Inc. ....................     51,937
                                                           --------
                                                             53,987

Shares                                                       Value
----------------------------------------------------------------------
              Retail Trade and Restaurants (9.35%)
    100       Dollar Tree Stores, Inc.* ............    $     4,369
  8,000       Polo Ralph Lauren Corp. Class A* .....        153,500
  5,000       Sotheby's Holdings, Inc. Class A .....        160,000
    100       Williams-Sonoma, Inc.* ...............          4,031
                                                        -----------
                                                            321,900
              Transportation (1.11%)
  2,400       Budget Group, Inc. Class A* ..........         38,100
              Wholesale Trade (2.81%)
  2,500       Industrie Natuzzi SPA ADR ............         62,188
  1,200       Libbey, Inc. .........................         34,725
                                                        -----------
                                                             96,913
                                                        -----------
Total Common Stocks and Investments (51.12%)
  (Cost $1,580,457)...............................        1,760,918
Cash and Other Assets
  Less Liabilities (48.88%) ......................        1,683,856
                                                        -----------
 Net Assets (100.00%) ............................      $ 3,444,774
                                                        ===========
Net Asset Value per Share
Insurance Class:
 Net asset value, offering and redemption price per
   share (based on net assets of $806,286 and 60,840
  shares of beneficial interest outstanding) .....      $     13.25
                                                        ===========
Retirement Class:
 Net asset value, offering and redemption price per
        share (based on net assets of $2,638,488 and
  199,005 shares of beneficial interest outstanding)    $     13.26
                                                        ===========

%  Represents percentage of net assets
*  Non-income producing securities
** For Federal income tax purposes the cost basis is identical. Aggregate unrealized appreciation and depreciation of investments are $229,351 and $48,890, respectively.





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
              B A R O N    C A P I T A L    A S S E T    F U N D
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

     Assets:
      Investments in securities, at value (cost $1,580,457) ..............................     $ 1,760,918
      Cash ...............................................................................       1,681,624
      Dividends and interest receivable ..................................................           6,550
                                                                                               -----------
                                                                                                 3,449,092
                                                                                               -----------
     Liabilities:
      Payable for shares redeemed ........................................................              29
      Accrued expenses and other payables (Note 3) .......................................           4,289
                                                                                               -----------
                                                                                                     4,318
                                                                                               -----------
     Net Assets ..........................................................................     $ 3,444,774
                                                                                               ===========
     Net Assets consist of:
      Par value ..........................................................................     $     2,598
      Paid-in capital ....................................................................       3,109,001
      Accumulated net investment income ..................................................           4,187
      Accumulated net realized gain ......................................................         148,527
      Net unrealized appreciation on investments .........................................         180,461
                                                                                               -----------
     Net Assets ..........................................................................     $ 3,444,774
                                                                                               ===========
     Net Asset Value per Share

     Insurance Class
      Net asset value, offering and redemption price per share (based on net assets of
        $806,286 and 60,840 shares outstanding) ..........................................     $     13.25
                                                                                               ===========
     Retirement Class
      Net asset value, offering and redemption price per share (based on net assets of
        $2,638,488 and 199,005 shares outstanding) .......................................     $     13.26
                                                                                               ===========

  STATEMENT OF OPERATIONS
 -----------------------------------------------------------------------------

     For the Period October 1, 1998 (Commencement of Operations) to December 31, 1998

       Investment income:
        Income:
         Interest ........................................................................       $   7,444
         Dividends .......................................................................           1,032
                                                                                                 ---------
         Total income ....................................................................           8,476
                                                                                                 ---------
        Expenses:
         Investment advisory fees (Note 3) ...............................................           3,244
         Distribution fees -- Insurance Class (Note 3) ...................................             234
         Shareholder servicing agent fees ................................................           2,698
         Custodian fees ..................................................................           1,115
         Registration and filing fees ....................................................           9,573
         Trustee fees ....................................................................             175
         Professional fees ...............................................................           8,000
                                                                                                 ---------
         Total expenses ..................................................................          25,039
         Less: Expense reimbursement by investment adviser ...............................         (20,750)
                                                                                                 ---------
         Net expenses ....................................................................           4,289
                                                                                                 ---------
         Net investment income ...........................................................           4,187
                                                                                                 ---------
       Realized and unrealized gain on investments:
        Net realized gain on investments sold ............................................         148,527
        Change in net unrealized appreciation of investments .............................         180,461
                                                                                                 ---------
         Net gain on investments .........................................................         328,988
                                                                                                 ---------
         Net increase in net assets resulting from operations ............................       $ 333,175
                                                                                                 =========

                       See Notes to Financial Statements.

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              B A R O N    C A P I T A L    A S S E T    F U N D
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             For The Period
                                                                                             October 1, 1998
                                                                                              (Commencement
                                                                                            Of Operations) To
                                                                                            December 31, 1998
                                                                                            ------------------
     INCREASE (DECREASE) IN NET ASSETS:
     Operations:
      Net investment income ..............................................................      $    4,187
      Net realized gain on investments sold ..............................................         148,527
      Net change in unrealized appreciation on investments ...............................         180,461
                                                                                                ----------
        Increase in net assets resulting from operations .................................         333,175
                                                                                                ----------
     Capital share transactions:
      Insurance Class:
        Proceeds from the sale of shares .................................................         793,298
        Cost of shares redeemed ..........................................................         (81,699)
      Retirement Class:
        Proceeds from the sale of shares .................................................       2,400,000
        Cost of shares redeemed ..........................................................               0
                                                                                                ----------
        Increase in net assets derived from capital share transactions ...................       3,111,599
                                                                                                ----------
        Net increase in net assets .......................................................       3,444,774
     Net assets:
        Beginning of period ..............................................................               0
                                                                                                ----------
        End of period ....................................................................      $3,444,774
                                                                                                ==========
     Undistributed net investment income at end of period ................................      $    4,187
                                                                                                ==========
     Shares of beneficial interest:
      Insurance Class:
        Shares sold ......................................................................          67,411
        Shares redeemed ..................................................................          (6,571)
                                                                                                ----------
        Net increase in Insurance Class shares outstanding ...............................          60,840
                                                                                                ==========
      Retirement Class:
        Shares sold ......................................................................         199,005
        Shares redeemed ..................................................................               0
                                                                                                ----------
        Net increase in Retirement Class shares outstanding ..............................         199,005
                                                                                                ==========

                       See Notes to Financial Statements.

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              B A R O N    C A P I T A L    A S S E T    F U N D
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------
(1) Significant Accounting Policies

Baron Capital Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company. The Trust currently consists of one series, Baron Capital Asset Fund (the "Fund"). There are currently two classes of shares: the Insurance Shares and the Retirement Shares. The Insurance Shares are offered in connection with variable annuity contracts and variable life insurance contracts offered by life insurance companies. The Retirement Shares are offered to certain qualified retirement plans. The two classes of shares differ in their respective shareholder servicing and distribution expenses. The two classes have identical rights to earnings, assets and voting privileges, except for class specific-expenses and exclusive voting rights with respect to matters affecting that individual class. The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, or by the Adviser pursuant to procedures established by the Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(c) Federal Income Taxes. It is the policy of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) Distributions. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(e) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(2) Purchases and Sales of Securities.

For the period October 1, 1998 to December 31, 1998, purchases and sales of securities, other than short term securities, aggregated $1,757,452 and $325,522, respectively.

(3) Investment Advisory Fees and Other Transactions with Affiliates

(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG") serves as investment adviser to the Fund. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value. The Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.25% for the Retirement Shares, and for the Insurance Shares, 1.5% for the first $250 million of net assets; 1.35% for the next $250 million of net assets and 1.25% for net assets over $500 million.

(b) Distribution Fees. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG is a registered broker dealer and the distributor of the Insurance Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Fund to pay BCI a distribution fee equal on an annual basis to 0.25% of average daily net assets of the Insurance Shares.

Brokerage transactions for the Fund may be effected by or through BCI. During the period October 1, 1998 to December 31, 1998, BCI earned brokerage commissions of $3,417.

(c) Organization Costs. Costs incurred in connection with the organization and initial registration of the Fund have been paid by BAMCO, Inc.

(d) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Fund's Adviser or of BCI. None of the Trustees so affiliated received compensation for his/her services as a Trustee of the Trust. None of the Fund's officers received compensation from the Fund.

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              B A R O N    C A P I T A L    A S S E T    F U N D
--------------------------------------------------------------------------------

(4) Financial Highlights

BARON CAPITAL ASSET FUND
Selected data for a share of beneficial interest outstanding throughout the period:
--------------------------------------------------------------------------------

Insurance Class:

                                                              1998*
                                                              ----
Net asset value, beginning of period ..............      $    10.00
                                                         ----------
Income from investment operations .................
Net investment income .............................            0.02
Net realized and unrealized gains
   on investments .................................            3.23
                                                         ----------
     Total from investment operations .............            3.25
                                                         ----------
Net asset value, end of period ....................      $    13.25
                                                         ==========
     Total Return .................................            32.5%
                                                         ----------
Ratios/Supplemental Data ..........................
Net assets (in thousands), end of year ............      $    806.3
Ratio of total expenses to average net assets......            7.62%**
Less: expense reimbursement by
   investment adviser .............................           (6.17%)**
                                                         -----------
Ratio of net expenses to average net assets .......            1.45%**
                                                         ===========
Ratio of net investment income to average
   net assets .....................................            0.99%**
Portfolio turnover rate ...........................           37.11%

--------------------------------------------------------------------------------
 * For the period October 1, 1998 (commencement of operations) to December 31, 1998.
** Annualized.

Retirement Class:
                                                              1998*
                                                              ----
Net asset value, beginning of period .............     $      12.06
                                                       ------------
Income from investment operations ................
Net investment income ............................             0.02
Net realized and unrealized gains
   on investments ................................             1.18
                                                       ------------
     Total from investment operations ............             1.20
                                                       ------------
Net asset value, end of period ...................     $      13.26
                                                       ============
     Total Return ................................             10.0%
                                                       ------------
Ratios/Supplemental Data .........................
Net assets (in thousands), end of year ...........     $    2,638.5
Ratio of total expenses to average net assets.....             7.38%**
Less: expense reimbursement by
   investment adviser ............................            (6.17%)**
                                                        -------------
Ratio of net expenses to average net assets ......             1.21%**
                                                        =============
Ratio of net investment income to average
   net assets ....................................             1.34%**
Portfolio turnover rate ..........................            37.11%

--------------------------------------------------------------------------------
 * For the period November 25, 1998 (commencement of operations) to December
    31, 1998.
** Annualized.

Report of Independent Accountants
--------------------------------------------------------------------------------

-------------------------
TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES OF
BARON CAPITAL ASSET FUND:
-------------------------

 In our opinion, the accompanying statements of net assets and of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Capital Asset Fund (the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


                                                 PricewaterhouseCoopers LLP
New York, New York
February 10, 1998

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                                      BARON
                                     CAPITAL
                                      FUNDS

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                                  NY, NY 10153